UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eastern Virginia Bankshares, Inc. 2016 Equity Compensation Plan

Eastern Virginia Bankshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2016. Four proposals were submitted to the Company’s shareholders, including a proposal to approve the Eastern Virginia Bankshares, Inc. 2016 Equity Compensation Plan (the “2016 Plan”), which is described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2016 (the “Proxy Statement”). The 2016 Plan was approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval, on March 24, 2016, based on the recommendation of the Joint Compensation Committee (the “Committee”) of the Board of Directors of the Company and the Board of Directors of the Company’s wholly owned banking subsidiary EVB. The 2016 Plan, which became effective upon shareholder approval at the Annual Meeting, replaces the Eastern Virginia Bankshares, Inc. 2007 Equity Compensation Plan (the “2007 Plan”). Awards previously granted under the 2007 Plan will remain outstanding and valid in accordance with their terms, but no new awards will be granted under the 2007 Plan following the Annual Meeting.

The purpose of the 2016 Plan is to promote the success of the Company by providing incentives to key employees, non-employee directors, consultants and advisors to associate their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The 2016 Plan is designed to provide flexibility to the Company, including its subsidiaries, in its ability to motivate, attract and retain the services of key employees, non-employee directors, consultants and advisors upon whose judgment, interest and special effort the successful conduct of the Company’s operations largely depends.

The 2016 Plan authorizes the granting of stock options, restricted stock, restricted stock units, stock appreciation rights, stock awards, performance units and performance cash awards. Awards may be granted under the 2016 Plan to key employees, non-employee directors, including members of an advisory board of the Company and certain of its subsidiaries, and certain consultants and advisors to the Company and certain of its subsidiaries, as determined by the Committee, which has been appointed to administer the 2016 Plan.

Subject to the right of the Board to terminate the 2016 Plan at any time, awards may be granted under the 2016 Plan until May 18, 2026, after which date no further awards may be granted under the 2016 Plan. Any awards granted under the 2016 Plan that are outstanding on May 18, 2026 will remain outstanding and valid in accordance with their terms.

Subject to adjustment in the event of certain changes in the Company’s capital structure, the maximum number of shares of the Company’s common stock that may be issued under the 2016 Plan is 500,000. Shares of common stock related to awards that terminate, expire, or lapse for any reason without the issuance of such shares and shares of common stock related to restricted stock awards that are forfeited will not count against this maximum.

Under the 2016 Plan, the maximum number of shares with respect to which awards may be granted in any calendar year to a key employee, consultant or advisor is 50,000 shares in the aggregate and the maximum number of shares with respect to which awards may be granted in any calendar year to a non-employee director is 5,000 in the aggregate. The maximum dollar amount of cash awards that may be granted in any calendar year to any participant is $500,000 in the aggregate. No fractional shares will be issued or delivered pursuant to the 2016 Plan or any award under the 2016 Plan.

The Committee has the authority under the 2016 Plan to select participants and to grant awards on terms the Committee considers appropriate, subject to the provisions of the 2016 Plan. The Committee also has the authority, among other things, to construe and interpret the 2016 Plan and the award agreements, to establish, amend or waive rules or regulations for the 2016 Plan’s administration, to accelerate the exercisability of any award or the termination of any period of restriction or other restriction and to make all other determinations and take all other actions for the administration of the 2016 Plan. The Committee may delegate its authority under the 2016 Plan to the Company’s Chief Executive Officer, except in the case of awards to directors and certain executive officers.

The 2016 Plan is intended to permit the Company to grant awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as well as awards that do not so qualify. The 2016 Plan does not require that awards actually qualify as performance-based compensation under Section 162(m).

All awards under the 2016 Plan, whether vested or unvested, are subject to such recovery or clawback as may be required pursuant to applicable law or regulation, applicable stock exchange listing standard, or the terms of the Company’s recoupment, clawback or similar policy as may be in effect from time to time, which could in certain circumstances require repayment or forfeiture of awards or any shares of stock or other cash or property received with respect to the awards, including any value received from a disposition of the shares acquired upon payment of the awards.

The foregoing description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, which is attached as Exhibit 10.28 to this Current Report on Form 8-K and is incorporated herein by reference.

William L. Lewis

On May 19, 2016, William L. Lewis ceased serving as a director of the Company and of EVB, the Company’s wholly owned banking subsidiary, upon the expiration of his term at the Annual Meeting. Mr. Lewis previously announced his decision not to stand for re-election in connection with his recent appointment to serve as a district court judge, as reported by the Company on a Form 8-K filed with the Securities and Exchange Commission on March 25, 2016.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 19, 2016. A quorum of the common shareholders was present, consisting of a total of 10,100,974 shares. Matters voted upon were (1) the election of twelve directors to serve for terms of one year each expiring at the 2017 Annual Meeting of Shareholders, (2) approval on an advisory (non-binding) basis of the compensation of the Company’s named executive officers, (3) approval of the Company’s 2016 Equity Compensation Plan, and (4) ratification of the appointment of Yount, Hyde & Barbour, P.C. as independent registered public accountant of the Company for 2016.

The final number of votes cast with respect to each matter is set out below.

Election of Directors

			Broker
Director	For	Withheld	Non-Votes
W. Rand Cook	7,484,218	227,866	2,388,890
F.L. Garrett, III	6,620,370	1,091,714	2,388,890
John F. Biagas	7,476,729	235,355	2,388,890
W. Gerald Cox	7,492,343	219,741	2,388,890
Michael E. Fiore, P.E.	7,463,412	248,672	2,388,890
Boris M. Gutin	6,381,758	1,330,326	2,388,890
Ira C. Harris, Ph.D., CPA	7,466,158	245,926	2,388,890
Eric A. Johnson	6,631,669	1,080,415	2,388,890
W. Leslie Kilduff, Jr.	7,490,633	221,451	2,388,890
Joe A. Shearin	7,464,570	247,514	2,388,890
Leslie E. Taylor, CPA	7,486,299	225,785	2,388,890
Jay T. Thompson, III	7,470,772	241,312	2,388,890

				Broker
	For	Against	Abstention	Non-Votes
Advisory (Non-Binding) Approval of the Compensation
of the Company's Named Executive Officers	6,845,733	666,031	200,320	2,388,890

				Broker
	For	Against	Abstention	Non-Votes

Approval of the Company's 2016 Equity Compensation Plan	6,935,436	716,873	59,775	2,388,890

				Broker
	For	Against	Abstention	Non-Votes
Ratification of the Appointment of Yount, Hyde & Barbour, P.C. as the Company's Independent Registered Public Accountant	9,943,266	102,494	55,214	-

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.28	Eastern Virginia Bankshares, Inc. 2016 Equity Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Dated:	May 24, 2016

		By:	/s/ J. Adam Sothen
J. Adam Sothen
Executive Vice President &
Chief Financial Officer

Exhibit Index

10.28	Eastern Virginia Bankshares, Inc. 2016 Equity Compensation Plan.